Invest for today's needs...tomorrow's dreams

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                       [PHOTO OF A COMPUTER SCREEN]



                                                         Fortis bond funds
                                                         semiannual report
                                                         January 31, 2002





Fortis High Yield Fund
Fortis Strategic Income Fund

FORTIS BOND FUNDS SEMIANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          2

  SCHEDULES OF INVESTMENTS
     STRATEGIC INCOME FUND                                        4
     HIGH YIELD PORTFOLIO                                         7

  STATEMENTS OF ASSETS AND LIABILITIES                           12

  STATEMENTS OF OPERATIONS                                       13

  STATEMENTS OF CHANGES IN NET ASSETS
     STRATEGIC INCOME                                            14
     HIGH YIELD PORTFOLIO                                        15

  NOTES TO FINANCIAL STATEMENTS                                  16

  DIRECTORS AND OFFICERS                                         23

  SHAREHOLDER MEETING INFORMATION                                24

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information
 - (800) 800-2000, Ext. 4344

 - 24 hours a day

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past six months, refer to the Highlights box below. The letter from the president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings charts show the types of securities in which the fund invests, and the pie chart shows a breakdown of each fund's assets by industry or sector. Additional information concerning fund performance and policies can be found in the Notes to Financial Statements.

The performance chart graphically compares each Fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Hartford Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2002

                                CLASS A  CLASS B  CLASS C  CLASS H
                                -------  -------  -------  -------

STRATEGIC INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of period.........   $8.53    $8.53    $8.53    $8.52
  End of period...............   $8.26    $8.25    $8.25    $8.24
DISTRIBUTIONS PER SHARE
  From net investment
    income....................   $.305    $.274    $.273    $.272

HIGH YIELD PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period.........   $5.26    $5.27    $5.26    $5.26
  End of period...............   $4.86    $4.87    $4.86    $4.87
DISTRIBUTIONS PER SHARE
  From net investment
    income....................   $.268    $.253    $.253    $.253

PORTFOLIO COMPOSITION BY SECTOR AS OF 1/31/2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Bonds-Investment Grade        25.7%
Corporate Bonds-Non-Investment Grade  21.6%
U.S. Government Securities            20.4%
Corporate Bonds-Investment Grade      13.3%
Cash Equivalents/Receivables          11.3%
Foreign Bonds-Non-Investment Grade     7.7%

TOP 10 HOLDINGS AS OF 1/31/2002

                                                Percent of
Bonds                                           Net Assets
------------------------------------------------------------
 1.  French Treasury Note (4.75%) 2002             8.8%
 2.  FNMA (7.50%) 2031                             7.6%
 3.  FNMA (6.50%) 2031                             4.4%
 4.  FNMA (6.00%) 2016                             4.2%
 5.  Australian Government Note (7.50%) 2009       4.2%
 6.  AT&T Corp. (6.50%) 2006                       3.1%
 7.  Nextel Communications, Inc. (9.375%)
     2009                                          2.7%
 8.  Domtar, Inc. (7.875%) 2011                    2.4%
 9.  HealthSouth Corp. (10.75%) 2008               2.4%
10.  Telefonica Europe BV (7.75%) 2010             2.4%

CLASS B, C AND H TOTAL RETURNS

                                                              Since
                                              1 Year        Inception+
------------------------------------------------------------------------
Class B shares#                                   -1.14%          +1.89%
Class B shares##                                  -4.43%          +1.57%
Class C shares#                                   -1.14%          +1.89%
Class C shares##                                  -2.07%          +1.89%
Class H shares#                                   -1.27%          +1.87%
Class H shares##                                  -4.56%          +1.55%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
   #  Without CDSC.
  ##  With CDSC. Assumes redemption on January 31, 2002.
   +  Since December 1, 1997 - Date shares were first offered to the public.

YOUR STRATEGIC INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN (FROM CURRENT INCOME AND CAPITAL APPRECIATION) BY PRIMARILY INVESTING IN A DIVERSIFIED PORTFOLIO OF U.S. GOVERNMENT SECURITIES, INVESTMENT AND NON-INVESTMENT GRADE BONDS ISSUED BY FOREIGN GOVERNMENTS AND COMPANIES, AND NON-INVESTMENT GRADE BONDS ISSUED BY U.S. COMPANIES.

HOW DID THE FUND PERFORM?

For the six-month period ended January 31, 2002, the fund had a return of 0.39% for Class A before sales charge versus a return of 3.20% for the Lehman Brothers Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

We increased the fund's weighting in U.S. Treasuries which aided portfolio performance. While these securities were relatively low-yielding, their price appreciation overcame the yield disadvantage relative to other fixed income alternatives. Euro-denominated issues enhanced portfolio returns as this currency outperformed the U.S. dollar, Japanese yen, and Canadian dollar during the third quarter. The fund's holdings in investment grade and high yield corporate bonds generally lagged the returns on Treasury securities. Although our overweight in energy and healthcare performed well, our positions in technology and telecommunications and technology industries were particularly lackluster performers. In late November and December, the fund saw substantial cash outflows.

WHAT IS YOUR OUTLOOK GOING FORWARD IN 2002?

We are managing the fund to meet cash outflow demands. We continue to underweight finance and consumer-related securities. We are emphazing some of the basic industries such as pulp/paper, chemicals, and metals and mining. Individual issuers and security selection is key, and we are working with our traders and analysts to identify those with high potential for attractive returns. We will maintain our current exposure to mortgages, neutral position to the Index.

Finally, we are gradually reducing our holdings in U.S. Treasuries. These securities have performed well over the past couple of years, resulting in today's low relative yields. We expect to continue to opportunistically manage the fund's minor allocation to foreign currency-denominated issues.

VALUE OF $10,000 INVESTED DECEMBER 1, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FORTIS STRATEGIC INCOME FUND
AVERAGE ANNUAL TOTAL RETURN

                         SINCE
           1 YEAR  DECEMBER 1, 1997@
CLASS A*   -4.77%             +1.54%
CLASS A**  -0.28%             +2.67%

         LEHMAN BROTHERS AGGREGATE  SALOMON BROTHERS  STRATEGIC INCOME FUND
               BOND INDEX***        WORLD INDEX****          CLASS A
12/1/97                    $10,000           $10,000                 $9,550
98                         $10,230           $10,067                 $9,826
99                         $11,056           $11,390                $10,027
00                         $10,852           $10,771                 $9,920
01                         $12,352           $11,193                $10,687
02                         $13,287           $10,891                $10,657

                     Annual period ended January 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.
**** An unmanaged index of world government bonds with maturities of at least one year.
   @  Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 1/31/2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    27.2%
Basic Materials               16.5%
Services                      16.1%
Health Care                    8.0%
Utilities                      6.9%
Energy                         6.5%
Cash Equivalents/Receivables   5.5%
Finance                        4.1%
Consumer Cyclical              3.2%
Transportation                 2.5%
Consumer Staples               1.8%
Capital Goods                  1.7%

TOP 10 HOLDINGS AS OF 1/31/2002

                                                Percent of
Bonds                                           Net Assets
------------------------------------------------------------
 1.  Nextel Communications, Inc.
     (9.375%) 2009                                 2.8%
 2.  Level 3 Communications, Inc.
     (9.125%) 2008                                 2.4%
 3.  Lucent Technologies, Inc. (6.45%) 2029        1.8%
 4.  Fox Family Worldwide, Inc.
     (11.87%) 2007                                 1.8%
 5.  Mission Energy Holding Co.
     (13.50%) 2008                                 1.7%
 6.  Crown Castle International Corp.
     (9.375%) 2011                                 1.7%
 7.  Equistar Chemicals L.P. (7.55%) 2026          1.5%
 8.  Marconi Corp. plc (8.375%) 2030               1.5%
 9.  KPNQwest N.V. (8.125%) 2009                   1.5%
10.  Sierra Pacific Power Co. (8.00%) 2008         1.5%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                          Since
                                         1 Year           5 Year        Inception+
------------------------------------------------------------------------------------
Class B shares#                               -9.43%          -0.31%          +2.65%
Class B shares##                             -12.29%          -0.48%          +2.65%
Class C shares#                               -9.45%          -0.31%          +2.63%
Class C shares##                             -10.27%          -0.31%          +2.63%
Class H shares#                               -9.42%          -0.28%          +2.65%
Class H shares##                             -12.29%          -0.45%          +2.65%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
   #  Without CDSC.
  ##  With CDSC. Assumes redemption on January 31, 2002.
   +  Since November 14, 1994 - Date shares were first offered to the public.

YOUR HIGH YIELD PORTFOLIO

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELDING BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

HOW DID THE FUND PERFORM?

For the six-month period ended January 31, 2002, the fund, had a return of -2.52% for Class A before sales charge versus a return of 0.53% for the Lehman Brothers High Yield Index.

WHY DID THE FUND PERFORM THIS WAY?

The tragic events of September 11th reinforced the view we have held for most of the year that consumer-related high yield issuers such as those in the retail, homebuilding and gaming industries, along with lodging and transportation issuers were ripe for a correction. The fund is underweight these sectors. Such issues, however, have actually performed well and therefore appear even less attractive to us, given our continued concerns for rising unemployment and high household debt levels. We have favored and continue to favor issuers in the telecommunications and technology industries. Many of these securities are available at very high yields, and in sharp contrast to our view of early 2000, we believe that the market is currently overestimating the likelihood of default among these issuers. These sectors had a difficult month in January, after positive returns in the fourth quarter of 2001. We focused on our overweight positions in the healthcare and energy sector. Both positions continue to enjoy upgrades in their debt ratings as their financial positions improve.

WHAT IS YOUR OUTLOOK GOING FORWARD IN 2002?

We maintain our overweight to the telecommunication and technology industries, believing the highly discounted dollar prices don't accurately reflect the potential value of the long haul fiber assets. We believe the extremely high yields available in this sector render it one of the more attractive risk/reward profiles present in the marketplace.

We also maintain overweight to cyclical commodity issuers, looking for an increase in spending on business inventories from very low levels. In particular, the chemical market has rebounded nicely, a sector we have been adding to fund over the past several months. We are emphazing some of the basic industries such as pulp/paper, chemicals, and metals and mining. Individual issuers and security selection is key, and we are working with our traders and analysts to identify those with high potential for attractive returns.

VALUE OF $10,000 INVESTED FEBRUARY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FORTIS HIGH YIELD PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN

           1 YEAR   5 YEAR  10 YEAR
CLASS A*   -13.12%  -0.60%  +4.77%
CLASS A**   -9.02%  +0.32%   +5.25%

          LEHMAN BROTHERS        HIGH YIELD
        HIGH YIELD INDEX***  PORTFOLIO CLASS A
2/1/92              $10,000              $9,550
93                  $11,507             $10,867
94                  $13,379             $13,283
95                  $13,136             $12,558
96                  $15,717             $14,242
97                  $17,367             $15,680
98                  $19,743             $17,305
99                  $20,049             $17,218
00                  $20,141             $17,267
01                  $20,470             $17,515
02                  $20,188             $15,934

                     Annual period ended January 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of lower quality, high yield corporate debt securities.

FORTIS BOND FUNDS
STRATEGIC INCOME FUND
Schedule of Investments
January 31, 2002 (Unaudited)

CORPORATE BONDS - INVESTMENT GRADE - 38.99%
--------------------------------------------------------------------------------

                                                       Standard
Principal                                              & Poor's                            Market
  Amount                                                Rating               Cost (b)     Value (c)
----------                                  ------------------------------  -----------  -----------
            BASIC MATERIALS - 8.21%
$ 260,000   Domtar, Inc., 7.875%,
              10-15-2011 -- Canada........  BBB-                            $  262,367   $   273,353
   55,000   Newmont Mining Corp., 8.625%,
              5-15-2011 -- United
              States......................  BBB                                 54,751        56,292
  125,000   Nova Chemicals Ltd., 7.875%,
              9-15-2025 -- Canada.........  BBB-                               115,616       105,651
   45,000   Phelps Dodge Corp., 8.75%,
              6-1-2011 -- United States...  BBB-                                46,123        44,169
   60,000   Phelps Dodge Corp., 9.50%,
              6-1-2031 -- United States...  BBB-                                52,661        55,813
  125,000   Potash Corp. of Saskatchewan,
              Inc., 7.125%, 6-15-2007 --
              Canada......................  BBB+                               133,259       130,377
   70,000   Potash Corp. of Saskatchewan,
              Inc., 7.75%, 5-31-2011 --
              Canada......................  BBB+                                69,563        74,130
  110,000   Santa Fe Pacific Gold Corp.,
              8.375%, 7-1-2005 -- United
              States......................  BBB                                110,927       114,093
   70,000   Stora Enso Oyj, 7.375%,
              5-15-2011 -- Finland........  BBB+                                69,654        73,794
                                                                            -----------  -----------
                                                                               914,921       927,672
                                                                            -----------  -----------
            CONSUMER CYCLICAL - 1.18%
  130,000   Champion International Corp.,
              7.20%, 11-1-2026 -- United
              States......................  BBB                                134,865       133,799
                                                                            -----------  -----------
            ENERGY - 2.79%
  200,000   Kerr-McGee Corp., 6.875%,
              9-15-2011 -- United
              States......................  BBB                                202,009       202,092
  110,000   Ocean Energy, Inc., 7.25%,
              10-1-2011 -- United
              States......................  BBB-                               109,419       113,712
                                                                            -----------  -----------
                                                                               311,428       315,804
                                                                            -----------  -----------
            FINANCE - 17.27%
  860,000   Australian Government
              Note (Australian Dollar),
              7.50%, 9-15-2009 --
              Australia...................  AAA                                487,244       475,919
1,150,000   French Treasury Note (Euro),
              4.75%, 3-12-2002 --
              France......................  AAA                              1,005,862       991,244
  260,000   Netherlands Government, 5.75%,
              9-15-2002 -- Netherlands....  AAA                                244,689       226,778
  250,000   Toyota Motor Credit Corp.,
              5.625%, 11-13-2003 -- United
              States......................  AAA                                249,842       258,970
                                                                            -----------  -----------
                                                                             1,987,637     1,952,911
                                                                            -----------  -----------
            HEALTH CARE - 0.73%
   80,000   Quest Diagnostic, Inc., 6.75%,
              7-12-2006 -- United
              States......................  BBB-                                79,592        82,014
                                                                            -----------  -----------
            TECHNOLOGY - 8.06%
   70,000   AT&T Canada, Inc., 7.625%,
              3-15-2005 -- Canada.........  BBB                                 31,687        23,070
  350,000   AT&T Corp., 6.50%,
              11-15-2006 -- United States
              (g).........................  BBB+                               349,949       355,078
  150,000   British Telecommunications
              plc, 8.875%, 12-15-2030 --
              United Kingdom..............  A-                                 164,036       176,508
   10,000   Koninklijke KPN N.V., 8.00%,
              10-1-2010 -- Netherlands....  BBB-                                 8,590        10,362
   30,000   Koninklijke KPN N.V., 8.375%,
              10-1-2030 -- Netherlands....  BBB-                                24,513        30,722
   50,000   Nortel Networks Corp., 4.25%,
              Conv. 9-1-2008 -- Canada
              (g).........................  BBB-                                50,000        48,313
  250,000   Telefonica Europe B.V., 7.75%,
              9-15-2010 -- Netherlands....  A                                  259,691       267,226
                                                                            -----------  -----------
                                                                               888,466       911,279
                                                                            -----------  -----------
            TRANSPORTATION - 0.23%
   25,000   American Airlines, Inc.,
              7.858%, Ser 2001-2
              Class A-2, 10-1-2011 --
              United States (g)...........  AA+                                 25,000        25,980
                                                                            -----------  -----------
            UTILITIES - 0.52%
   60,000   Detroit Edison Co., 6.125%,
              10-1-2010 -- United
              States......................  A-                                  59,990        58,987
                                                                            -----------  -----------
            TOTAL CORPORATE BONDS -
              INVESTMENT GRADE............                                  $4,401,899   $ 4,408,446
                                                                            -----------  -----------
                                                                            -----------  -----------

CORPORATE BONDS - NON-INVESTMENT GRADE - 29.35%
--------------------------------------------------------------------------------

                                                       Standard
Principal                                              & Poor's                            Market
  Amount                                                Rating               Cost (b)     Value (c)
----------                                  ------------------------------  -----------  -----------
            BASIC MATERIALS - 5.02%
$ 265,000   Boise Cascade Corp., 7.50%,
              2-1-2008 -- United States...  BB+                             $  264,719   $   264,326
   75,000   Equistar Chemicals L.P.,
              7.55%, 2-15-2026 -- United
              States......................  BB+                                 55,484        55,035
  250,000   Lyondell Chemical Co., 9.875%,
              Ser B 5-1-2007 -- United
              States......................  BB                                 250,000       248,750
                                                                            -----------  -----------
                                                                               570,203       568,111
                                                                            -----------  -----------

--------------------------------------------------------------------------------

                                                      Standard
Principal                                             & Poor's                             Market
 Amount                                                Rating                Cost (b)    Value (c)
----------                                  ------------------------------  -----------  -----------
            ENERGY - 2.91%
$ 150,000   Pioneer Natural Resources Co.,
              7.20%, 1-15-2028 -- United
              States......................  BB+                             $  126,451   $   127,192
  200,000   Swift Energy Co., 10.25%,
              8-1-2009 -- United States...  B                                  202,051       202,000
                                                                            -----------  -----------
                                                                               328,502       329,192
                                                                            -----------  -----------
            FINANCE - 1.63%
  250,000   Brazil (Republic of), 10.125%,
              5-15-2027 -- Brazil.........  BB-                                251,215       183,750
                                                                            -----------  -----------
            HEALTH CARE - 2.40%
  250,000   HealthSouth Corp., 10.75%,
              10-1-2008 -- United
              States......................  BB+                                248,537       271,250
                                                                            -----------  -----------
            SERVICES - 2.24%
  250,000   Callahan Nordrhein-Westfalen,
              14.00%, 7-15-2010 --
              Denmark.....................  B-                                 250,000       117,500
  250,000   eKabel Hessen GMBH, 14.50%,
              9-1-2010 -- Denmark.........  CCC+                               233,886       105,000
   35,000   Service Corp. International,
              6.50%, 3-15-2008 -- United
              States......................  BB-                                 24,721        30,275
                                                                            -----------  -----------
                                                                               508,607       252,775
                                                                            -----------  -----------
            TECHNOLOGY - 12.77%
  125,000   Asia Global Crossing Ltd.,
              13.375%, 10-15-2010 --
              Bermuda.....................  C                                  122,661        37,500
  200,000   British Sky Broadcasting Group
              plc, 8.20%, 7-15-2009 --
              United Kingdom..............  BB+                                200,434       205,197
  150,000   Crown Castle International
              Corp., 9.375%, 8-1-2011 --
              United States...............  B                                  150,000       121,500
   42,000   Global Crossing Holdings Ltd.,
              8.70%, 8-1-2007 (a) --
              Bermuda.....................  D                                   12,538         2,940
  335,000   Global Crossing Holdings Ltd.,
              9.50%, 11-15-2009 (a) --
              Bermuda.....................  D                                  211,468        17,587
  150,000   International Cabletel, Inc.,
              11.50%, Ser B 2-1-2006 --
              United States...............  CCC                                151,984        55,500
  449,000   Marconi Corp. plc, 8.375%,
              9-15-2030 -- United
              Kingdom.....................  B-                                 268,485       191,500
  410,000   Nextel Communications, Inc.,
              9.375%, 11-15-2009 -- United
              States......................  B                                  380,856       300,325
  200,000   Nextlink Communications, Inc.,
              12.125%, 12-1-2009 (Zero
              coupon through 12-1-2004,
              thereafter 12.125%) --
              United States (f)...........  C                                  145,339        17,000
  450,000   NTL Communications Corp.,
              14.42%, Ser B
              10-1-2008 (Zero coupon
              through 10-1-2003,
              thereafter 12.375%) --
              United States (f)...........  CCC                                347,116       141,750
  325,000   PanAmSat Corp., 6.875%,
              1-15-2028 -- United
              States......................  BB                                 248,076       255,938
  200,000   PSINet, Inc., 11.00%,
              8-1-2009 (a) -- United
              States......................  D                                  129,548        16,000
  100,000   United Pan-Europe
              Communications N.V.,
              10.875%, Ser B 8-1-2009 --
              Netherlands.................  CC                                  80,701        10,750
  250,000   Williams Communications Group,
              Inc., 11.875%, 8-1-2010 --
              United States...............  CCC-                               199,126        70,000
                                                                            -----------  -----------
                                                                             2,648,332     1,443,487
                                                                            -----------  -----------
            UTILITIES - 2.38%
  110,000   Azurix Corp., 10.75%, Ser B
              2-15-2010 -- United
              States......................  CC                                  99,884        84,700
  180,000   Kansas Gas & Electric Co.,
              7.60%, 12-15-2003 -- United
              States......................  BB+                                180,324       184,594
                                                                            -----------  -----------
                                                                               280,208       269,294
                                                                            -----------  -----------
            TOTAL CORPORATE BONDS -
              NON-INVESTMENT GRADE........                                  $4,835,604   $ 3,317,859
                                                                            -----------  -----------
                                                                            -----------  -----------

U.S. GOVERNMENT SECURITIES - 20.43%
--------------------------------------------------------------------------------

Principal                                                       Market
  Amount                                          Cost (b)     Value (c)
----------                                       -----------  -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.43%
            MORTGAGE BACKED SECURITIES:
$ 718,838   6.00% 2016-2016....................  $  712,615   $   725,783
  500,000   6.50% 2031(e)......................     502,617       502,812
1,039,416   7.50% 2031-2031....................   1,079,566     1,080,903
                                                 -----------  -----------
            TOTAL U.S. GOVERNMENT SECURITIES...   2,294,798     2,309,498
                                                 -----------  -----------
            TOTAL LONG-TERM INVESTMENTS........  $11,532,301  $10,035,803
                                                 -----------  -----------
                                                 -----------  -----------

FORTIS BOND FUNDS
STRATEGIC INCOME FUND (continued)
Schedule of Investments
January 31, 2002 (Unaudited)

SHORT-TERM INVESTMENTS - 11.77%
--------------------------------------------------------------------------------

Principal                                               Market
  Amount                                               Value (c)
----------                                            -----------
            FINANCE - 11.77%
$1,330,000  State Street Bank - Repurchase
              Agreement, 1.875%, 2-1-2002 (Maturity
              Value $1,330,069) (See Note 1)........  $ 1,330,000
      285   U.S. Bank N.A. Money Market Variable
              Rate Time Deposit, Current rate -
              1.87%.................................          285
                                                      -----------
            TOTAL SHORT-TERM INVESTMENTS............    1,330,285
                                                      -----------
            TOTAL INVESTMENTS IN SECURITIES
              (COST: $12,862,586) (b)...............  $11,366,088
                                                      -----------
                                                      -----------

(a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(b) At January 31, 2002, the cost of securities for federal income tax purposes was $12,862,586 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $(1,634,675)
Unrealized depreciation.....................................      138,177
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(1,496,498)
-------------------------------------------------------------------------

(c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 33.43% of net assets as of January 31, 2002.
(e) The cost of securities purchased on a when-issued basis at January 31, 2002, was $502,617.
(f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(g) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2002, was $429,371, which represents 3.80% of total net assets.

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO
Schedule of Investments
January 31, 2002 (Unaudited)

CORPORATE BONDS - INVESTMENT GRADE - 14.80%
--------------------------------------------------------------------------------

                                                        Standard
 Principal                                              & Poor's                            Market
  Amount                                                 Rating               Cost (b)     Value (c)
-----------                                  ------------------------------  -----------  -----------
             BASIC MATERIALS - 4.89%
$  255,000   Domtar, Inc., 7.875%,
               10-15-2011..................  BBB-                            $  251,733   $   268,096
   410,000   Ferro Corp., 9.125%,
               1-1-2009....................  BBB-                               404,843       421,515
   410,000   Georgia-Pacific Corp., 8.875%,
               5-15-2031...................  BBB-                               375,745       360,270
   180,000   Newmont Mining Corp., 8.625%,
               5-15-2011...................  BBB                                179,185       184,228
   600,000   Olin Corp., 9.125%,
               12-15-2011..................  BBB                                600,000       623,964
   585,000   Phelps Dodge Corp., 8.75%,
               6-1-2011....................  BBB-                               583,382       574,197
   715,000   Phelps Dodge Corp., 9.50%,
               6-1-2031....................  BBB-                               624,069       665,105
   375,000   Santa Fe Pacific Gold Corp.,
               8.375%, 7-1-2005............  BBB                                378,160       388,953
   540,000   Solutia, Inc., 7.375%,
               10-15-2027..................  BBB                                438,120       375,946
                                                                             -----------  -----------
                                                                              3,835,237     3,862,274
                                                                             -----------  -----------
             CAPITAL GOODS - 0.63%
   205,000   Briggs & Stratton Corp.,
               8.875%, 3-15-2011...........  BBB-                               201,005       216,275
   280,000   Fox Sports Networks LLC,
               8.20%, 8-15-2007 (Zero
               coupon through 8-15-2002,
               thereafter 9.75%) (f).......  BBB-                               281,340       282,800
                                                                             -----------  -----------
                                                                                482,345       499,075
                                                                             -----------  -----------
             CONSUMER CYCLICAL - 0.98%
   300,000   American Greetings Corp.,
               6.10%, 8-1-2028.............  BBB-                               248,486       254,012
   515,000   Commonwealth Edison Co.,
               8.625%, 2-1-2022............  A-                                 534,776       523,065
                                                                             -----------  -----------
                                                                                783,262       777,077
                                                                             -----------  -----------
             ENERGY - 0.39%
   300,000   Snyder Oil Corp., 8.75%,
               6-15-2007...................  BBB                                315,122       312,000
                                                                             -----------  -----------
             FINANCE - 1.27%
 1,150,000   Netherlands Government, 5.75%,
               9-15-2002...................  AAA                              1,079,821     1,003,058
                                                                             -----------  -----------
             HEALTH CARE - 1.23%
   200,000   HCA, Inc., 6.91%, 6-15-2005...  BBB-                               197,727       204,425
   745,000   HCA, Inc., 7.125%, 6-1-2006...  BBB-                               743,371       765,488
                                                                             -----------  -----------
                                                                                941,098       969,913
                                                                             -----------  -----------
             SERVICES - 3.06%
 1,290,000   Fox Family Worldwide, Inc.,
               11.87%, 11-1-2007 (Zero
               coupon through 11-1-2002,
               thereafter 10.25%) (f)......  A-                               1,166,779     1,402,875
   430,000   Liberty Media Corp., 7.75%,
               7-15-2009...................  Baa3*                              430,000       435,213
   600,000   Liberty Media Corp., 8.25%,
               2-1-2030....................  BBB-                               533,987       578,803
                                                                             -----------  -----------
                                                                              2,130,766     2,416,891
                                                                             -----------  -----------
             TECHNOLOGY - 0.87%
   300,000   AT&T Canada, Inc., 7.625%,
               3-15-2005...................  BBB                                134,370        98,873
    45,000   Koninklijke KPN N.V., 8.00%,
               10-1-2010...................  BBB-                                38,655        46,630
   870,000   Motorola, Inc., 5.22%,
               10-1-2097...................  BBB+                               528,529       538,302
     1,426   Voicestream Wireless Corp.,
               10.375%, 11-15-2009.........  A-                                   1,321         1,626
                                                                             -----------  -----------
                                                                                702,875       685,431
                                                                             -----------  -----------
             UTILITIES - 1.48%
 1,100,000   Sierra Pacific Power Co.,
               8.00%, 6-1-2008.............  BBB+                             1,103,547     1,171,290
                                                                             -----------  -----------
             TOTAL CORPORATE BONDS -
               INVESTMENT GRADE............                                  $11,374,073  $11,697,009
                                                                             -----------  -----------
                                                                             -----------  -----------

CORPORATE BONDS - NON-INVESTMENT GRADE - 78.79%
--------------------------------------------------------------------------------

                                                        Standard
 Principal                                              & Poor's                            Market
  Amount                                                 Rating               Cost (b)     Value (c)
-----------                                  ------------------------------  -----------  -----------
             BASIC MATERIALS - 11.57%
$  435,000   Acetex Corp., 10.875%,
               8-1-2009....................  B+                              $  435,000   $   439,350
 1,065,000   AK Steel Corp., 7.875%,
               2-15-2009...................  BB                               1,040,756     1,043,700

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (continued)
Schedule of Investments
January 31, 2002 (Unaudited)

CORPORATE BONDS - NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------

                                                       Standard
Principal                                              & Poor's                             Market
  Amount                                                Rating                Cost (b)    Value (c)
-----------                                  ------------------------------  -----------  -----------
$  590,000   Boise Cascade Corp., 7.50%,
               2-1-2008....................  BB+                             $  589,375   $   588,500
   230,000   Crown Cork & Seal Co., Inc.,
               6.75%, 4-15-2003............  CCC                                131,735       163,300
   255,000   Crown Cork & Seal Co., Inc.,
               8.00%, 4-15-2023............  CCC                                102,067       132,600
 1,650,000   Equistar Chemicals L.P.,
               7.55%, 2-15-2026............  BB+                              1,220,620     1,210,768
   430,000   General Chemical Industrial
               Products, Inc., 10.625%,
               5-1-2009....................  B                                  267,092       340,775
   395,000   IMC Global, Inc., 11.25%, Ser
               B 6-1-2011..................  BB                                 416,809       424,625
   310,000   Longview Fibre Co., 10.00%,
               1-15-2009 (g)...............  B+                                 308,079       317,750
   620,000   Louisiana-Pacific Corp.,
               8.50%, 8-15-2005............  BB-                                598,527       612,546
 1,000,000   Lyondell Chemical Co., 9.875%,
               Ser B 5-1-2007..............  BB                                 995,197       995,000
   820,000   Owens-Brockway Glass Container
               Co., 8.875%,
               2-15-2009 (g)...............  BB                                 820,000       815,900
   520,000   Plastipak Holdings, Inc.,
               10.75%, 9-1-2011 (g)........  B+                                 512,377       556,400
   690,000   Potlatch Corp., 10.00%,
               7-15-2011 (g)...............  BB+                                694,634       721,050
   810,000   U.S. Steel L.L.C., 10.75%,
               8-1-2008 (g)................  BB                                 800,748       781,650
                                                                             -----------  -----------
                                                                              8,933,016     9,143,914
                                                                             -----------  -----------
             CAPITAL GOODS - 1.06%
   350,000   Terex Corp., 10.375%, Ser B
               4-1-2011....................  B                                  352,838       371,000
   495,000   Xerox Corp., 9.75%,
               1-15-2009 (g)...............  BB                                 471,173       468,394
                                                                             -----------  -----------
                                                                                824,011       839,394
                                                                             -----------  -----------
             CONSUMER CYCLICAL - 2.21%
   467,000   Ingles Markets, Inc., 8.875%,
               12-1-2011 (g)...............  B+                                 467,364       464,665
   265,000   Integrated Electrical
               Services, Inc., 9.375%, Ser
               C 2-1-2009..................  B+                                 256,753       238,500
   450,000   Owens & Minor, Inc., 8.50%,
               7-15-2011...................  B+                                 450,000       470,250
   530,000   United Rentals, Inc., 10.75%,
               Ser B 4-15-2008.............  BB                                 530,000       572,400
                                                                             -----------  -----------
                                                                              1,704,117     1,745,815
                                                                             -----------  -----------
             CONSUMER STAPLES - 1.79%
   125,000   Constellation Brands, Inc.,
               8.125%, Ser B 1-15-2012.....  B+                                 125,000       127,500
   560,000   Land O'Lakes, Inc., 8.75%,
               11-15-2011 (g)..............  BB                                 562,060       551,600
    75,000   Smithfield Foods, Inc., 8.00%,
               Ser B 10-15-2009............  BB+                                 75,000        78,187
   635,000   Tembec Industries, Inc.,
               8.50%, 2-1-2011.............  BB+                                647,112       657,225
                                                                             -----------  -----------
                                                                              1,409,172     1,414,512
                                                                             -----------  -----------
             ENERGY - 6.08%
   780,000   Enron Corp., 6.95%,
               7-15-2028 (a)...............  D                                  220,118       126,750
   550,000   Georgia Gulf Corp., 10.375%,
               11-1-2007...................  BB-                                571,956       577,500
   300,000   Key Energy Services, Inc.,
               8.375%, Ser B 3-1-2008......  BB-                                300,000       304,500
   625,000   Nuevo Energy Co., 9.375%, Ser
               B 10-1-2010.................  B+                                 625,000       585,937
   500,000   Pioneer Natural Resources Co.,
               6.50%, 1-15-2008............  BB+                                490,280       471,638
 1,000,000   Pioneer Natural Resources Co.,
               9.625%, 4-1-2010............  BB+                                996,891     1,066,745
   540,000   Pogo Producing Co., 8.25%, Ser
               B 4-15-2011.................  BB                                 551,272       556,200
   800,000   Swift Energy Co., 10.25%,
               8-1-2009....................  B                                  805,986       808,000
   300,000   Tesoro Petroleum Corp.,
               9.625%, 11-1-2008 (g).......  BB-                                300,000       307,500
                                                                             -----------  -----------
                                                                              4,861,503     4,804,770
                                                                             -----------  -----------
             FINANCE - 2.79%
   340,000   Armkel Finance, Inc., 9.50%,
               8-15-2009 (g)...............  B-                                 346,206       357,850
   850,000   IPC Acquistion Corp., 11.50%,
               12-15-2009 (g)..............  B-                                 850,000       853,188
 1,085,000   Xerox Credit Corp., 6.10%,
               12-16-2003..................  BB                                 951,505       988,185
                                                                             -----------  -----------
                                                                              2,147,711     2,199,223
                                                                             -----------  -----------
             HEALTH CARE - 6.75%
   750,000   AdvancePCS, 8.50%, 4-1-2008...  BB-                                750,000       787,500
   275,000   Alaris Medical Systems, Inc.,
               11.625%, Ser B 12-1-2006....  B+                                 275,000       301,813
 1,000,000   HealthSouth Corp., 10.75%,
               10-1-2008...................  BB+                              1,044,139     1,085,000
   405,000   IASIS Healthcare Corp.,
               13.00%, 10-15-2009..........  B-                                 415,826       443,475
   515,000   Magellan Health Services,
               Inc., 9.00%, 2-15-2008......  B-                                 492,243       430,025
   250,000   Magellan Health Services,
               Inc., 9.375%,
               11-15-2007 (g)..............  B+                                 250,000       247,500

--------------------------------------------------------------------------------

                                                       Standard
Principal                                              & Poor's                             Market
  Amount                                                Rating                Cost (b)    Value (c)
-----------                                  ------------------------------  -----------  -----------
$  650,000   Select Medical Corp., 9.50%,
               6-15-2009...................  B                               $  650,000   $   659,750
   500,000   Triad Hospitals Holdings,
               Inc., 11.00%, Ser B
               5-15-2009...................  B-                                 518,188       555,000
   200,000   Triad Hospitals, Inc., 8.75%,
               Ser B 5-1-2009..............  B-                                 200,000       211,500
   460,000   United Surgical Partners
               International, Inc., 10.00%,
               12-15-2011 (g)..............  B-                                 456,451       456,550
   150,000   Vanguard Health Systems, Inc.,
               9.75%, 8-1-2011 (g).........  B-                                 150,000       157,125
                                                                             -----------  -----------
                                                                              5,201,847     5,335,238
                                                                             -----------  -----------
             SERVICES - 12.99%
   500,000   Adelphia Communications Corp.,
               10.25%, 11-1-2006...........  B+                                 486,397       516,250
   750,000   Adelphia Communications Corp.,
               10.875%, 10-1-2010..........  B+                                 716,752       803,438
 1,430,000   Allegiance Telecom, Inc.,
               22.06%, Ser B
               2-15-2008 (Zero coupon
               through 2-15-2003,
               thereafter 11.75%) (f)......  B                                  783,915       500,500
   550,000   American Greetings Corp.,
               11.75%, 7-15-2008...........  BB+                                532,043       551,375
10,117,492   Australis Media Ltd., 14.00%,
               5-15-2003 (with
               warrants) (a) (e) (f).......  NR                               7,594,969         1,012
   635,000   Browning-Ferris Industries,
               Inc., 7.40%, 9-15-2035......  BB-                                527,390       507,763
 1,000,000   Building One Services Corp.,
               10.50%, 5-1-2009............  B                                  969,147       620,000
   750,000   Callahan Nordrhein-Westfalen,
               14.00%, 7-15-2010...........  B-                                 750,000       352,500
   250,000   Echostar DBS Corp., 9.375%,
               2-1-2009....................  B+                                 252,883       258,750
 1,350,000   eKabel Hessen GMBH, 14.50%,
               9-1-2010....................  CCC+                             1,263,743       567,000
 1,450,000   Insight Communications Co.,
               Inc., 12.28%,
               2-15-2011 (Zero coupon
               through 2-15-2006,
               thereafter 12.25%) (f)......  B-                                 906,483       902,625
   600,000   K-III Communications Corp.,
               8.50%, Ser B 2-1-2006.......  BB-                                600,862       544,500
   350,000   Park Place Entertainment
               Corp., 9.375%, 2-15-2007....  BB+                                345,762       370,125
 1,000,000   Penn National Gaming, Inc.,
               11.125%, Ser B 3-1-2008.....  B-                               1,000,000     1,080,000
   900,000   Quebecor Media, Inc., 11.125%,
               7-15-2011...................  BB-                                880,803       974,250
 1,175,000   Service Corp. International,
               6.50%, 3-15-2008............  BB-                                818,220     1,016,375
   250,000   Service Corp. International,
               6.875%, 10-1-2007...........  BB-                                210,108       222,500
   440,000   Stewart Enterprises, Inc.,
               10.75%, 7-1-2008............  B+                                 465,786       477,400
                                                                             -----------  -----------
                                                                             19,105,263    10,266,363
                                                                             -----------  -----------
             TECHNOLOGY - 25.54%
   750,000   Asia Global Crossing Ltd.,
               13.375%, 10-15-2010.........  C                                  735,964       225,000
   600,000   British Sky Broadcasting Group
               plc, 8.20%, 7-15-2009.......  BB+                                601,303       615,591
   925,000   Charter Communications
               Holdings, 10.00%,
               5-15-2011...................  B+                                 934,845       923,844
   815,000   Charter Communications
               Holdings, 8.625%,
               4-1-2009....................  B+                                 773,374       774,250
 1,640,000   Crown Castle International
               Corp., 9.375%, 8-1-2011.....  B                                1,612,540     1,328,400
   500,000   CSC Holdings, Inc., 7.625%,
               Ser B 4-1-2011..............  BB+                                483,915       493,992
   500,000   Echostar Broadband Corp.,
               10.375%, 10-1-2007..........  B                                  500,000       532,500
   595,000   Focal Communications Corp.,
               11.875%, Ser B 1-15-2010....  D                                  335,602       249,900
 4,142,000   Global Crossing Holdings Ltd.,
               9.50%, 11-15-2009 (a).......  D                                2,426,251       217,455
 1,470,000   Global Crossing Holdings Ltd.,
               9.625%, 5-15-2008 (a).......  D                                  223,976        77,175
 1,000,000   International Cabletel, Inc.,
               11.50%, Ser B 2-1-2006......  CCC                              1,013,223       370,000
 1,980,000   KPNQwest N.V., 8.125%,
               6-1-2009....................  BB                               1,149,888     1,188,000
   540,000   Level 3 Communications, Inc.,
               11.00%, 3-15-2008...........  CCC-                               250,898       232,200
   250,000   Level 3 Communications, Inc.,
               14.84%, 3-15-2010 (Zero
               coupon through 3-15-2005,
               thereafter 12.875%) (f).....  CCC-                               150,050        45,000
 4,445,000   Level 3 Communications, Inc.,
               9.125%, 5-1-2008............  CCC-                             2,639,456     1,866,900
 2,068,000   Lucent Technologies, Inc.,
               6.45%, 3-15-2029............  BB-                              1,314,956     1,426,920
 2,818,000   Marconi Corp. plc, 8.375%,
               9-15-2030...................  B-                               1,603,161     1,201,888
 2,330,000   McLeodUSA, Inc., 11.375%,
               1-1-2009 (a)................  D                                1,698,057       582,500
   320,000   Metromedia Fiber Network,
               Inc., 10.00%, 12-15-2009....  CC                                 215,559       105,600
 2,135,000   Metromedia Fiber Network,
               Inc., 10.00%, Ser B
               11-15-2008..................  CC                               1,923,853       704,550
 3,070,000   Nextel Communications, Inc.,
               9.375%, 11-15-2009..........  B                                2,709,306     2,248,775
 1,200,000   Nextlink Communications, Inc.,
               10.50%, 12-1-2009 (a).......  D                                1,200,000       180,000
   900,000   Nextlink Communications, Inc.,
               14.76%, 12-1-2009 (Zero
               coupon through 12-1-2004,
               thereafter 12.125%) (f).....  C                                  569,779        76,500
   470,000   NTL Communications Corp.,
               11.875%, Ser B 10-1-2010....  CCC                                261,843       171,550
 2,400,000   NTL Communications Corp.,
               14.54%, Ser B
               10-1-2008 (Zero coupon
               through 10-1-2003,
               thereafter 12.375%) (f).....  CCC                              1,844,271       756,000

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (continued)
Schedule of Investments
January 31, 2002 (Unaudited)

CORPORATE BONDS - NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------

                                                       Standard
Principal                                              & Poor's                             Market
  Amount                                                Rating                Cost (b)    Value (c)
-----------                                  ------------------------------  -----------  -----------
$  270,000   Panamsat Corp., 8.50%,
               2-1-2012 (g)................  B                               $  270,000   $   269,325
 1,250,000   PSINet, Inc., 11.00%,
               8-1-2009 (a)................  D                                  813,434       100,000
   550,000   Rogers Cantel, Inc., 9.375%,
               6-1-2008....................  BB+                                518,050       550,000
 1,795,000   Spectrasite Holdings, Inc.,
               16.37%, 4-15-2009 (Zero
               coupon through 4-15-2004,
               thereafter 11.25%) (f)......  CCC+                               997,572       466,700
 1,000,000   Telewest Communications plc,
               11.00%, 10-1-2007...........  B                                  620,214       682,500
   275,000   Time Warner Telecom, Inc.,
               9.75%, 7-15-2008............  B-                                 178,428       189,750
   300,000   United Pan-Europe
               Communications N.V.,
               10.875%, Ser B 8-1-2009.....  CC                                 242,104        32,250
   840,000   Williams Communications Group,
               Inc., 10.875%, 10-1-2009....  CCC-                               575,839       235,200
 2,030,000   Williams Communications Group,
               Inc., 11.70%, 8-1-2008......  CCC-                             1,181,160       568,400
 1,750,000   Williams Communications Group,
               Inc., 11.875%, 8-1-2010.....  CCC-                             1,393,879       490,000
                                                                             -----------  -----------
                                                                             33,962,750    20,178,615
                                                                             -----------  -----------
             TRANSPORTATION - 2.55%
   690,000   Delta Air Lines, Inc., 8.30%,
               12-15-2029..................  BB                                 551,050       577,329
   325,000   Delta Air Lines, Inc., 9.00%,
               5-15-2016...................  BB                                 289,410       275,581
   100,000   Teekay Shipping Corp., 8.875%,
               7-15-2011 (g)...............  BB-                                102,226       103,750
 1,760,000   United Air Lines, Inc., 9.75%,
               8-15-2021...................  B-                               1,591,153     1,055,300
                                                                             -----------  -----------
                                                                              2,533,839     2,011,960
                                                                             -----------  -----------
             UTILITIES - 5.46%
   500,000   AES Corp., 9.50%, 6-1-2009....  BB                                 479,184       440,000
   650,000   Azurix Corp., 10.75%, Ser B
               2-15-2010...................  CC                                 589,898       500,500
   300,000   Calpine Corp., 4.00%, Conv.
               12-26-2006 (g)..............  BB+                                300,000       277,125
   130,000   Calpine Corp., 7.875%,
               4-1-2008....................  BB+                                113,863       108,948
   245,000   Calpine Corp., 8.50%,
               2-15-2011...................  BB+                                208,502       203,952
   150,000   Calpine Corp., 8.625%,
               8-15-2010...................  BB+                                149,826       126,160
   350,000   CMS Energy Corp., 7.50%,
               1-15-2009...................  BB                                 332,986       344,995
   960,000   Kansas Gas & Electric Co.,
               7.60%, 12-15-2003...........  BB+                                961,727       984,500
 1,200,000   Mission Energy Holding Co.,
               13.50%, 7-15-2008...........  BB-                              1,182,934     1,329,000
                                                                             -----------  -----------
                                                                              4,318,920     4,315,180
                                                                             -----------  -----------
             TOTAL CORPORATE BONDS -
               NON-INVESTMENT GRADE........                                  $85,002,149  $62,254,984
                                                                             -----------  -----------
                                                                             -----------  -----------

PREFERRED STOCKS - 0.28%
--------------------------------------------------------------------------------

                                                                 Market
  Shares                                           Cost (b)     Value (c)
-----------                                       -----------  -----------
             TECHNOLOGY - 0.28%
     8,500   Adelphia Communications Corp.,
               Conv. 7.50% Ser F................  $  212,500   $   223,125
                                                  -----------  -----------

COMMON STOCKS AND WARRANTS - 0.47%
--------------------------------------------------------------------------------

                                                                 Market
  Shares                                           Cost (b)     Value (c)
-----------                                       -----------  -----------
             CONSUMER CYCLICAL - 0.00%
     1,250   Hosiery Corp. of America, Inc.
               Class A (a) (e)..................  $   21,150   $       125
                                                  -----------  -----------
             SERVICES - 0.00%
     9,387   Marvel Enterprises, Inc.
               Class C (Warrants) (a)...........   1,288,210            94
     3,750   Splitrock
               Service (Warrants) (a) (e).......      46,195         3,750
                                                  -----------  -----------
                                                   1,334,405         3,844
                                                  -----------  -----------
             TECHNOLOGY - 0.47%
       750   @Track Communications,
               Inc. (Warrants) (a) (e)..........      13,125         2,100
     6,060   Adelphia Business Solutions,
               Inc. (with rights) (a)...........      20,019           666
    12,800   Powertel,
               Inc. (Warrants) (a) (e)..........      94,118       310,793

--------------------------------------------------------------------------------

                                                                 Market
  Shares                                           Cost (b)    Value (c)
-----------                                       -----------  -----------
    10,797   Telus
               Corp. (Warrants) (a) (e).........  $   76,719   $    54,211
                                                  -----------  -----------
                                                     203,981       367,770
                                                  -----------  -----------
             TOTAL COMMON STOCKS AND WARRANTS...   1,559,536       371,739
                                                  -----------  -----------
             TOTAL LONG-TERM INVESTMENTS........  $98,148,258  $74,546,857
                                                  -----------  -----------
                                                  -----------  -----------

SHORT-TERM INVESTMENTS - 2.37%
--------------------------------------------------------------------------------

 Principal                                               Market
  Amount                                                Value (c)
-----------                                            -----------
             FINANCE - 2.37%
$1,872,000   State Street Bank - Repurchase
               Agreement, 1.88%, 2-1-2002 (Maturity
               Value $1,872,098) (See Note 1)........  $ 1,872,000
     1,503   U.S. Bank N.A. Money Market Variable
               Rate Time Deposit, Current
               rate - 1.87%..........................        1,503
                                                       -----------
             TOTAL SHORT-TERM INVESTMENTS............    1,873,503
                                                       -----------
             TOTAL INVESTMENTS IN SECURITIES
               (COST: $100,021,761) (b)..............  $76,420,360
                                                       -----------
                                                       -----------

(a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(b) At January 31, 2002, the cost of securities for federal income tax purposes was $100,627,871 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,927,379
Unrealized depreciation.....................................  (26,134,890)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(24,207,511)
-------------------------------------------------------------------------

(c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.84% of net assets as of January 31, 2002.
(e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par     Security                                               Cost Basis
---------------   ----------     --------                                               ----------
1997                      750    @Track Communications, Inc. (Warrants) - 144A           $   13,125
1996-1997          10,117,492    Australis Media Ltd. (with warrants) due 2003            7,594,969
1994                    1,250    Hosiery Corp. of America, Inc. Class A - 144A               21,150
1997                   12,800    Powertel, Inc. (Warrants) - 144A                            94,118
1998                    3,750    Splitrock Service (Warrants) - 144A                         46,195
1996                   10,797    Telus Corp. (Warrants) - 144A                               76,719

The aggregate value of these securities at January 31, 2002, was $371,991, which represents .47% of total net assets.

(f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(g) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2002, was $7,707,322, which represents 9.75% of total net assets.
  *  Moody's Rating

FORTIS BOND FUNDS
Statements of Assets and Liabilities
(Unaudited)
January 31, 2002

--------------------------------------------------------------------------------

                                           STRATEGIC
                                            INCOME      HIGH YIELD
                                             FUND       PORTFOLIO
                                          -----------  ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $12,862,586; and
    $100,021,761; respectively) (Note
    1)..................................  $11,366,088  $ 76,420,360
  Cash on deposit with custodian........          364         2,115
  Foreign currency on deposit with
    custodian...........................       44,203         9,682
  Receivables:
    Investment securities sold..........      112,000       680,000
    Interest and dividends..............      247,134     2,533,412
    Subscriptions of capital stock......           --         7,699
  Deferred registration costs (Note
    1)..................................           --        30,689
  Other Assets..........................       54,433         9,687
                                          -----------  ------------
TOTAL ASSETS............................   11,824,222    79,693,644
                                          -----------  ------------
LIABILITIES:
  Cash portion of dividends payable.....          191       293,946
  Payable for investment securities
    purchased...........................      502,617       270,000
  Redemptions of capital stock..........          453        24,958
  Payable for investment advisory and
    management fees (Note 2)............        7,856        53,166
  Payable for distribution fees (Note
    2)..................................          326         5,652
  Accounts payable and accrued
    expenses............................        8,003        25,666
                                          -----------  ------------
TOTAL LIABILITIES.......................      519,446       673,388
                                          -----------  ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share - authorized
    10,000,000,000, and 10,000,000,000
    shares, respectively................   15,644,598   162,670,831
  Unrealized depreciation of
    investments.........................   (1,498,579)  (23,602,851)
  Undistributed distributions in excess
    of net investment income............       (2,157)      (51,827)
  Accumulated net realized loss from
    sale of investments.................   (2,839,086)  (59,995,897)
                                          -----------  ------------
TOTAL NET ASSETS........................  $11,304,776  $ 79,020,256
                                          -----------  ------------
                                          -----------  ------------
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
  Class A shares (based on net assets of
    $11,109,548 and $43,086,754;
    respectively and 1,345,548; and
    8,860,203 shares outstanding;
    respectively).......................        $8.26         $4.86
                                          -----------  ------------
  Class B shares (based on net assets of
    $80,217 and $9,687,476; respectively
    and 9,727 and 1,989,656 shares
    outstanding; respectively)..........        $8.25         $4.87
                                          -----------  ------------
  Class C shares (based on net assets of
    $34,131 and $2,829,275; respectively
    and 235,974; 4,135; and 582,089
    shares outstanding; respectively)...        $8.25         $4.86
                                          -----------  ------------
  Class H shares (based on net assets of
    $80,880 and $23,416,751;
    respectively and 9,811 and 4,813,242
    shares outstanding; respectively)...        $8.24         $4.87
                                          -----------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS
Statements of Operations
(Unaudited)
For the Six-Month Period Ended January 31, 2002

--------------------------------------------------------------------------------

                                           STRATEGIC
                                            INCOME     HIGH YIELD
                                             FUND       PORTFOLIO
                                          -----------  -----------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $   859,006  $ 5,756,999
                                          -----------  -----------
  Expenses:
    Investment advisory and management
     fees (Note 2)......................       87,348      371,119
    Distribution fees (Class A) (Note
     2).................................       25,612      104,081
    Distribution fees (Class B) (Note
     2).................................        2,562       53,596
    Distribution fees (Class C) (Note
     2).................................          711       14,860
    Distribution fees (Class H) (Note
     2).................................        3,465      128,331
    Registration fees...................       48,548       20,669
    Shareholders' notices and reports...        1,974       13,813
    Legal and auditing fees (Note 2)....        5,019       12,956
    Custodian fees......................        8,951        3,890
    Directors' fees and expenses........        1,841        4,537
    Amortization of organization costs
     (Note 1)...........................        8,659           --
    Other...............................          553        3,680
                                          -----------  -----------
  Total expenses........................      195,243      731,532
    Less reimbursable expenses (Note
     2).................................      (70,087)          --
                                          -----------  -----------
  Net Expenses..........................      125,156      731,532
                                          -----------  -----------
NET INVESTMENT INCOME...................      733,850    5,025,467
                                          -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
NET REALIZED GAIN (LOSS) FROM:
  Investments...........................      498,435   (2,458,274)
  Foreign currency transactions.........       15,115          (18)
                                          -----------  -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....      513,550   (2,458,292)
                                          -----------  -----------
NET CHANGES IN UNREALIZED APPRECIATION
  OR DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Investments...........................     (953,330)  (4,804,760)
  Translation of assets and liabliities
    denominated in foreign currency.....      (66,554)     (77,312)
                                          -----------  -----------
NET CHANGE IN UNREALIZED APPRECIATION OR
  DEPRECIATION ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (1,019,884)  (4,882,072)
                                          -----------  -----------
NET LOSS ON INVESTMENTS.................     (506,334)  (7,340,364)
                                          -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   227,516  $(2,314,897)
                                          -----------  -----------
                                          -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS
Statement of Changes in Net Assets

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                              FOR THE
                                            PERIOD ENDED       FOR THE
                                          JANUARY 31, 2002   YEAR ENDED
                                            (UNAUDITED)     JULY 31, 2001
                                          ----------------  -------------
OPERATIONS:
  Net investment income.................    $    733,850     $ 2,012,225
  Net realized gain (loss) on
    investments and Foreign Currency
    Transactions........................         513,550      (1,784,548)
  Net change in unrealized appreciation
    (depreciation) on investments and
    Foreign Currency Transactions.......      (1,019,884)        922,777
                                            ------------     -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................         227,516       1,150,454
                                            ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................        (699,305)     (1,877,214)
    Class B.............................         (15,008)        (51,936)
    Class C.............................          (4,215)        (13,607)
    Class H.............................         (20,771)        (69,081)
                                            ------------     -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....        (739,299)     (2,011,838)
                                            ------------     -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (32,674 and 632,075
     shares)............................         267,045       5,576,844
    Class B (14,218 and 32,454
     shares)............................         119,992         279,383
    Class C (1,631 and 3,443 shares)....          13,850          29,783
    Class H (2,765 and 70,515 shares)...          23,124         609,459
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (80,118 and 213,749
     shares)............................         677,323       1,846,320
    Class B (1,304 and 4,817 shares)....          11,061          41,610
    Class C (328 and 1,100 shares)......           2,774           9,510
    Class H (1,334 and 4,366 shares)....          11,289          37,668
  Less cost of repurchase of shares
    Class A (1,650,029 and 580,146
     shares)............................     (13,933,098)     (5,122,272)
    Class B (95,770 and 38,650
     shares)............................        (810,462)       (332,941)
    Class C (20,894 and 2,949 shares)...        (176,139)        (25,773)
    Class H (111,699 and 49,297
     shares)............................        (943,083)       (428,170)
                                            ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARE TRANSACTIONS...............     (14,736,324)      2,521,421
                                            ------------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     (15,248,107)      1,660,037

NET ASSETS:
  Beginning of period...................      26,552,883      24,892,846
                                            ------------     -----------
  End of period (includes distributions
    in excess of net investment income
    of $2,157 and $11,823,
    respectively).......................    $ 11,304,776     $26,552,883
                                            ------------     -----------
                                            ------------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS
Statement of Changes in Net Assets

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                          FOR THE SIX-MONTH
                                            PERIOD ENDED        FOR THE
                                          JANUARY 31, 2002    YEAR ENDED
                                             (UNAUDITED)     JULY 31, 2001
                                          -----------------  -------------
OPERATIONS:
  Net investment income.................    $  5,025,467     $ 11,934,024
  Net realized loss on investments and
    Foreign Currency Transactions.......      (2,458,292)     (12,513,401)
  Net change in unrealized depreciation
    on investments and Foreign Currency
    Transactions........................      (4,882,072)      (4,558,712)
                                            ------------     ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      (2,314,897)      (5,138,089)
                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................      (3,123,660)      (7,685,709)
    Class B.............................        (531,909)      (1,252,977)
    Class C.............................        (147,637)        (345,802)
    Class H.............................      (1,274,070)      (2,966,366)
                                            ------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....      (5,077,276)     (12,250,854)
                                            ------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (844,865 and 2,346,729
     shares)............................       4,246,170       13,261,296
    Class B (95,574 and 238,990
     shares)............................         478,180        1,384,559
    Class C (15,078 and 50,656
     shares)............................          75,070          284,544
    Class H (185,758 and 602,086
     shares)............................         939,953        3,460,394
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (441,058 and 990,177
     shares)............................       2,203,042        5,575,516
    Class B (54,114 and 104,468
     shares)............................         270,130          589,024
    Class C (19,012 and 47,367
     shares)............................          94,744          267,516
    Class H (121,333 and 258,946
     shares)............................         605,858        1,459,825
  Less cost of repurchase of shares
    Class A (5,433,926 and 3,911,616
     shares)............................     (27,447,806)     (22,126,496)
    Class B (341,000 and 682,888
     shares)............................      (1,709,764)      (3,896,307)
    Class C (48,122 and 199,916
     shares)............................        (243,171)      (1,132,249)
    Class H (677,343 and 1,647,211
     shares)............................      (3,409,891)      (9,371,524)
                                            ------------     ------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................     (23,897,485)     (10,243,902)
                                            ------------     ------------
TOTAL DECREASE IN NET ASSETS............     (31,289,658)     (27,632,845)

NET ASSETS:
  Beginning of period...................     110,309,914      137,942,759
                                            ------------     ------------
  End of period (includes undistributed
    (excess of distributions over) net
    investment income of ($51,827) and
    $0, respectively)...................    $ 79,020,256     $110,309,914
                                            ------------     ------------
                                            ------------     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUND
Notes to Financial Statements
(Unaudited)

--------------------------------------------------------------------------------

   1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. Strategic Income Fund is a fund of Fortis Income Portfolios, Inc. ("Fortis Income") and Fortis High Yield Portfolio ("High Yield") is a fund within the Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The investment objectives of each fund are as follows:

   - The objective of the Strategic Income Fund is to maximize total return (from current income and capital appreciation) by primarily investing in
     (a) U.S. Government securities, (b) investment and non-investment grade fixed income securities issued by foreign governments and companies, and
     (c) investment and non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of the fund's investment adviser, do not subject the fund to unreasonable investment risk.

   - The objective of the High Yield Portfolio is to maximize total return (from current income and capital appreciation) with a focus on high current income by investing primarily in a diversified portfolio of high yielding, fixed income securities which, in the opinion of the fund's investment adviser, do not subject the fund to unreasonable investment risk.

   The Articles of Incorporation of Fortis Income and Fortis Advantage permit the Board of Directors to create additional funds in the future.

   The funds offer Class A, Class B, Class C and Class H shares.

   The Fortis High Yield Portfolio began to issue multiple class shares effective November 14, 1994. The inception of Strategic Income Fund was November 10, 1997, and the commencement of operations was December 1, 1997. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   REPURCHASE AGREEMENTS: A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agred upon time and price. At the time the funds enter into a repurchase agreement, the value of the underlying collateral securities, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each fund's custodian in book entry or physical form in the custidial account of the fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the funds' custodian, State Street Bank.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company ("HIMCO"). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   The Strategic Income Fund and High Yield Portfolio together with other investment management companies having investment advisory agreements with HIMCO has an interest in a $410,399,000 joint repurchase agreement dated January 31, 2002 with State Street Bank, 1.80% due February 4, 2002. This joint repurchase agreement is collateralized by $153,000,000 U.S. Treasury Bonds 7.25% - 12.375% due 2004 and by $265,606,980 U.S. Treasury Bills
   1.72% - 1.81% due 2002.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of January 31, 2002, Strategic Income Fund have entered into outstanding when-issued or forward commitments of $502,617.

   Consistent with its ability to purchase securities on a when-issued basis, the Strategic Income Fund has entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a "dollar roll".

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY
   CONTRACTS: Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the

--------------------------------------------------------------------------------

   closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions and other translation gains or losses on dividends, interest income and foreign withholding taxes.
   Certain funds may enter into forward foreign currency exchange contracts for the operational purposes and attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes original issue discount, long term bond premium, and market discount.

   For the period ended January 31, 2002, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                               Cost of     Proceeds
                                              Purchases   from Sales
   ------------------------------------------------------------------
   Strategic Income Fund...................  $12,363,967  $26,655,013
   High Yield Portfolio....................   30,139,564   49,700,725

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the Strategic Income Fund. These costs have been completely amortized.

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the funds intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The effect on dividend distributions, if any, of certain current year permanent book-to-tax differences is reflected as "excess distributions" of net realized gains in the statements of changes in net assets and the financial highlights.

   On the statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased) by the following:

                                        Accumulated   Undistributed     Paid
                                        Net Realized  Net Investment     In
                                        Gain/(Loss)   Income (Loss)    Capital
   ----------------------------------------------------------------------------
   Strategic Income Fund..............    $(15,115)      $15,115             --
   High Yield Portfolio...............          18           (18)            --

   For federal income tax purposes Strategic Income had $3,337,521 and High Yield had $56,987,141 at July 31, 2001, which, if not offset by subsequent capital gains, will expire in 2002 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: Effective February 1, 2002 distributions from net investment income are declared and paid monthly. The funds will generally make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the fund at net asset value without any charge to the shareholder or paid in cash.

   ILLIQUID SECURITIES: At January 31, 2002, investments in securities for the High Yield Portfolio included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at January 31, 2002, was $371,991 for High Yield which represents .47% of net assets respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above.

   HIGH-YIELD DEBT SECURITIES: Although High Yield and Strategic Income have diversified portfolios, the funds have 78.79% and 29.35% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty of rising interest rates.

FORTIS BOND FUND
Notes to Financial Statements (continued)
(Unaudited)

--------------------------------------------------------------------------------

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including the High Yield Portfolio have a revolving credit agreement with U.S. Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $50 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: the reserve-adjusted LIBOR plus a "margin" of 20 basis points; or the Federal Funds rate plus a "margin" of 45 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum.

   2. PAYMENTS TO RELATED PARTIES: Hartford Investment Financial Services Company ("HIFSCO") (See Note 4), is the investment adviser for the funds. Investment advisory and management fees are computed at an annual rate of .8% of the first $50 million of average daily net assets and .7% of average daily net assets in excess of $50 million for Strategic Income, and High Yield. In addition to the investment advisory and management fee, Classes A, B, C and H pay HIFSCO, (the principal underwriter) distribution fees equal to .25% of average daily net assets for Class A for Strategic Income and .35% of average daily net assets for Class A of High Yield and 1.00% of average daily net assets for Strategic Income and High Yield Classes B, C and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. HIFSCO, also received sales charges (paid by purchasers or redeemers of the fund's shares) as follows:

                                    Class A     Class B     Class C     Class H
   ------------------------------------------------------------------------------
   Strategic Income Fund.........   $ 5,019      $1,788       $ 12      $ 5,106
   Fortis High Yield Portfolio...    29,344       6,390        163       18,738

   As adviser for the Fortis Bond Funds, HIFSCO has retained Hartford Investment Management Conpany ("HIMCO") to provide investment advice and, in general, to conduct the management investment program of the fund, subject to the general control of HIFSCO and the Board of Directors of the Fortis Bond Funds. Pursuant to the sub-advisory agreements, HIMCO will regularly provide the funds with investment research, advice and supervision and furnish continuously an investment program consistent with the investment objectives and policies, including the purchase retention and disposition of securities.

   HIFSCO has voluntarily undertaken to limit annual expenses for Strategic Income (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing December 1, 1997 to 1.10% of average daily net assets for Class A and 1.85% for Classes B, C and H. During the six-month period ended January 31, 2002, HIFSCO waived $70,087 of its advisory fee.

   For the period ended January 31, 2002, legal fees and expenses were paid to a law firm of which the secretary of the fund is a partner.

                                                       Amount
   ----------------------------------------------------------
   Strategic Income Fund.............................  $  302
   High Yield Portfolio..............................   1,512

   3. FORWARD FOREIGN CURRENCY CONTRACTS: At January 31, 2002, Strategic Income Fund and Advantage High Yield entered into forward foreign currency exchange contracts that obligated the fund to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. There were no open contracts as of January 31, 2002.

   4. HARTFORD LIFE ACQUISITION: On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis
      Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. The Hartford is a leading insurance and financial services company with over $165 billion in assets. Prior to the acquisition, Fortis Advisers served as the investment adviser to the funds and Fortis Investors served as the principal underwriter to the funds. Hartford Investment Financial Services Company ("HIFSCO"), a wholly owned indirect subsidiary of The Hartford, is now the investment adviser to the funds. As a result of the acquisition, HIFSCO became (with approval by the funds' Board of Directors) the interim investment adviser to the funds. Shareholders of record on April 12, 2001 then approved a definitive investment advisory agreement with HIFSCO at a special meeting of the fund's shareholders held on May 31, 2001. Hartford Administrative Services Company, formerly Fortis Advisers, serves as transfer agent and dividend agent to the funds. Woodbury Financial Services, Inc., formerly Fortis Investors, acts as principal underwriter to the funds.

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the funds was as follows:

                                                              Class A
                                          -----------------------------------------------
                                          Unaudited          Year Ended July 31,
                                          ---------  ------------------------------------
STRATEGIC INCOME FUND                      2002**     2001     1999     1999      1998+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  8.53   $  8.82  $  9.14  $ 10.05   $ 10.00
                                           -------   -------  -------  -------   -------
Operations:
  Investment income - net...............       .30       .67      .69      .61       .42
  Net realized and unrealized gain
    (loss) on investments...............      (.26)     (.28)    (.30)    (.89)      .05
                                           -------   -------  -------  -------   -------
Total from operations...................       .04       .39      .39     (.28)      .47
                                           -------   -------  -------  -------   -------
Distributions to shareholders:
  From investment income - net..........      (.31)     (.68)    (.71)    (.62)     (.42)
  From net realized gains on
    investments.........................        --        --       --     (.01)       --
                                           -------   -------  -------  -------   -------
Total distributions to shareholders.....      (.31)     (.68)    (.71)    (.63)     (.42)
                                           -------   -------  -------  -------   -------
Net asset value, end of period..........   $  8.26   $  8.53  $  8.82  $  9.14   $ 10.05
                                           -------   -------  -------  -------   -------
Total return @..........................       .39%     4.58%    4.43%   (2.86%)    4.77%
Net assets end of period (000s
  omitted)..............................   $11,110   $24,588  $23,087  $22,207   $22,422
Ratio of expenses to average daily net
  assets (a)............................      1.10%*    1.10%    1.10%    1.10%     1.10%*
Ratio of net investment income to
  average daily net assets (a)..........      6.77%*    7.82%    7.71%    6.38%     6.22%*
Portfolio turnover rate.................        63%       79%      67%      79%      136%

                                                              Class B
                                          -----------------------------------------------
                                          Unaudited          Year Ended July 31,
                                          ---------  ------------------------------------
STRATEGIC INCOME FUND                      2002**     2001     1999     1999      1998+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  8.53   $  8.82  $  9.14  $ 10.05   $ 10.00
                                           -------   -------  -------  -------   -------
Operations:
  Investment income - net...............       .27       .61      .62      .54       .38
  Net realized and unrealized gain
    (loss) on investments...............      (.28)     (.28)    (.30)    (.89)      .05
                                           -------   -------  -------  -------   -------
Total from operations...................      (.01)      .33      .32     (.35)      .43
                                           -------   -------  -------  -------   -------
Distributions to shareholders:
  From investment income - net..........      (.27)     (.62)    (.64)    (.55)     (.38)
  From net realized gains on
    investments.........................        --        --       --     (.01)       --
                                           -------   -------  -------  -------   -------
Total distributions to shareholders.....      (.27)     (.62)    (.64)    (.56)     (.38)
                                           -------   -------  -------  -------   -------
Net asset value, end of period..........   $  8.25   $  8.53  $  8.82  $  9.14   $ 10.05
                                           -------   -------  -------  -------   -------
Total Return @..........................      (.09%)    3.83%    3.63%   (3.58%)    4.31%
Net assets end of period (000s
  omitted)..............................   $    80   $   767  $   806  $   815   $   398
Ratio of expenses to average daily net
  assets (a)............................      1.85%*    1.85%    1.85%    1.85%     1.85%*
Ratio of net investment income to
  average daily net assets (a)..........      5.87%*    7.07%    6.96%    5.63%     5.73%*
Portfolio turnover rate.................        63%       79%      67%      79%      136%

  *  Annualized.
 **  For the six-month period ended January 31, 2002.
  +  For the period December 1, 1997 (commencement of operations) to July 31,
     1998.
  @ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for Strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.10% of average daily net assets for Class A and 1.85% for Class B. Had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been as follows:

                                                               2002**      2001       2000       1999       1998
                                                               ------      ----       ----       ----       ----
Class A
------------------------------------------------------------
Ratio of expenses to average net assets.....................    1.70%      1.32%      1.34%      1.44%      1.39%
Ratio of net investment income to average daily net             6.17%      7.60%      7.47%      6.04%      5.93%
assets......................................................
Class B
------------------------------------------------------------
Ratio of expenses to average net assets.....................    2.45%      2.07%      2.09%      2.19%      2.14%
Ratio of net investment income to average daily net             5.42%      6.85%      6.72%      5.29%      5.44%
assets......................................................

FORTIS BOND FUND
Notes to Financial Statements (continued)
(Unaudited)

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (continued):

                                                              Class C
                                          -----------------------------------------------
                                          Unaudited          Year Ended July 31,
                                          ---------  ------------------------------------
STRATEGIC INCOME FUND                      2002**     2001     1999     1999      1998+

-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  8.53   $  8.83  $  9.15  $ 10.05   $ 10.00
                                           -------   -------  -------  -------   -------
Operations:
  Investment income - net...............       .27       .60      .62      .55       .38
  Net realized and unrealized gain
    (loss) on investments...............      (.28)     (.28)    (.30)    (.89)      .05
                                           -------   -------  -------  -------   -------
Total from operations...................      (.01)      .32      .32     (.34)      .43
                                           -------   -------  -------  -------   -------
Distributions to shareholders:
  From investment income - net..........      (.27)     (.62)    (.64)    (.55)     (.38)
  From net realized gains on
    investments.........................        --        --       --     (.01)       --
                                           -------   -------  -------  -------   -------
Total distributions to shareholders.....      (.27)     (.62)    (.64)    (.56)     (.38)
                                           -------   -------  -------  -------   -------
Net asset value, end of period..........   $  8.25   $  8.53  $  8.83  $  9.15   $ 10.05
                                           -------   -------  -------  -------   -------
Total Return @..........................      (.11%)    3.73%    3.63%   (3.49%)    4.35%
Net assets end of period (000s
  omitted) (a)..........................   $    34   $   197  $   190  $   219   $   194
Ratio of expenses to average daily net
  assets (a)............................      1.85%*    1.85%    1.85%    1.85%     1.85%*
Ratio of net investment income to
  average daily net assets..............      5.93%*    7.07%    6.96%    5.63%     5.73%*
Portfolio turnover rate.................        63%       79%      67%      79%      136%

                                                              Class H
                                          -----------------------------------------------
                                          Unaudited          Year Ended July 31,
                                          ---------  ------------------------------------
STRATEGIC INCOME FUND                      2002**     2001     1999     1999      1998+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  8.52   $  8.82  $  9.14  $ 10.05   $ 10.00
                                           -------   -------  -------  -------   -------
Operations:
  Investment income - net...............       .27       .60      .62      .54       .38
  Net realized and unrealized gain
    (loss) on investments...............      (.28)     (.28)    (.30)    (.89)      .05
                                           -------   -------  -------  -------   -------
Total from operations...................      (.01)      .32      .32     (.35)      .43
                                           -------   -------  -------  -------   -------
Distributions to shareholders:
  From investment income - net..........      (.27)     (.62)    (.64)    (.55)     (.38)
  From net realized gains on
    investments.........................        --        --       --     (.01)       --
                                           -------   -------  -------  -------   -------
Total distributions to shareholders.....      (.27)     (.62)    (.64)    (.56)     (.38)
                                           -------   -------  -------  -------   -------
Net asset value, end of period..........   $  8.24   $  8.52  $  8.82  $  9.14   $ 10.05
                                           -------   -------  -------  -------   -------
Total Return @..........................      (.12%)    3.72%    3.63%   (3.58%)    4.35%
Net assets end of period (000s
  omitted)..............................   $    81   $ 1,001  $   810  $   751   $   355
Ratio of expenses to average daily net
  assets (a)............................      1.85%*    1.85%    1.85%    1.85%     1.85%*
Ratio of net investment income to
  average daily net assets (a)..........      5.96%*    7.07%    6.96%    5.63%     5.73%*
Portfolio turnover rate.................        63%       79%      67%      79%      136%

  *  Annualized.
 **  For the six-month period ended January 31, 2002.
  +  For the period December 1, 1997 (commencement of operations) to July 31,
     1998.
  @ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.85% of the average net assets for Class C and H. Had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been as follows:

                                                               2002**      2001       2000       1999       1998
                                                               ------      ----       ----       ----       ----
Class C
------------------------------------------------------------
Ratio of expenses to average net assets.....................    2.45%      2.07%      2.09%      2.19%      2.14%
Ratio of net investment income to average daily net             5.42%      6.85%      6.72%      5.29%      5.44%
assets......................................................
Class H
------------------------------------------------------------
Ratio of expenses to average net assets.....................    2.45%      2.07%      2.09%      2.19%      2.14%
Ratio of net investment income to average daily net             5.42%      6.85%      6.72%      5.29%      5.44%
assets......................................................

--------------------------------------------------------------------------------

                                                                       Class A
                                           ---------------------------------------------------------------
                                           Unaudited                   Year Ended July 31,
                                           ---------   ---------------------------------------------------
HIGH YIELD PORTFOLIO                        2002**       2001       2000       1999       1998      1997

----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $  5.26    $  6.06    $  6.67    $   7.41   $   7.83  $   7.56
                                            -------    -------    -------    --------   --------  --------
Operations:
  Investment income - net...............        .27        .56        .60         .59        .73       .76
  Net realized and unrealized gain
    (loss) on investments...............       (.40)      (.78)      (.64)       (.72)      (.40)      .28
                                            -------    -------    -------    --------   --------  --------
Total from operations...................       (.13)      (.22)      (.04)       (.13)       .33      1.04
                                            -------    -------    -------    --------   --------  --------
Distributions to shareholders:
  From investment income - net..........       (.27)      (.58)      (.57)       (.61)      (.75)     (.75)
  Excess distributions of net realized
    gains...............................         --         --         --          --         --      (.02)
                                            -------    -------    -------    --------   --------  --------
Total distributions to shareholders.....       (.27)      (.58)      (.57)       (.61)      (.75)     (.77)
                                            -------    -------    -------    --------   --------  --------
Net asset value, end of period..........    $  4.86    $  5.26    $  6.06    $   6.67   $   7.41  $   7.83
                                            -------    -------    -------    --------   --------  --------
Total Return @..........................      (2.52%)    (3.90%)     (.57%)     (1.76%)     4.31%    14.51%
Net assets end of period (000s
  omitted)..............................    $43,087    $68,417    $82,279    $106,921   $113,549  $123,115
Ratio of expenses to average daily net
  assets................................       1.22%*     1.18%      1.17%       1.16%      1.17%     1.19%
Ratio of net investment income to
  average daily net assets..............      10.41%*     9.86%      9.32%       8.54%      9.46%     9.84%
Portfolio turnover rate.................         34%       112%        67%         46%       214%      331%

  *  Annualized.
 **  For the six-month period ended January 31, 2002.
  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                      Class B
                                          ---------------------------------------------------------------
                                          Unaudited                   Year Ended July 31,
                                          ---------   ---------------------------------------------------
HIGH YIELD PORTFOLIO                       2002**       2001       2000       1999       1998      1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  5.27    $  6.06    $  6.67    $   7.41   $   7.83  $   7.56
                                           -------    -------    -------    --------   --------  --------
Operations:
  Investment income - net...............       .25        .52        .56         .54        .68       .71
  Net realized and unrealized gain
    (loss) on investments...............      (.40)      (.77)      (.64)       (.72)      (.40)      .28
                                           -------    -------    -------    --------   --------  --------
Total from operations...................      (.15)      (.25)      (.08)       (.18)       .28       .99
                                           -------    -------    -------    --------   --------  --------
Distributions to shareholders:
  From investment income - net..........      (.25)      (.54)      (.53)       (.56)      (.70)     (.70)
  Excess distributions of net realized
    gains...............................        --         --         --          --         --      (.02)
                                           -------    -------    -------    --------   --------  --------
Total distributions to shareholders.....      (.25)      (.54)      (.53)       (.56)      (.70)     (.72)
                                           -------    -------    -------    --------   --------  --------
Net asset value, end of period..........   $  4.87    $  5.27    $  6.06    $   6.67   $   7.41  $   7.83
                                           -------    -------    -------    --------   --------  --------
Total Return @..........................     (2.81%)    (4.40%)    (1.29%)     (2.44%)     3.67%    13.80%
Net assets end of period (000s
  omitted)..............................   $ 9,687    $11,485    $15,279    $ 22,814   $ 28,935  $ 20,388
Ratio of expenses to average daily net
  assets................................      1.87%*     1.83%      1.82%       1.81%      1.82%     1.83%
Ratio of net investment income to
  average daily net assets..............      9.80%*     9.22%      8.66%       7.90%      8.81%     9.24%
Portfolio turnover rate.................        34%       112%        67%         46%       214%      331%

  *  Annualized.
 **  For the six-month period ended January 31, 2002.
  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS BOND FUND
Notes to Financial Statements (continued)
(Unaudited)

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (continued):

                                                                     Class C
                                          --------------------------------------------------------------
                                          Unaudited                  Year Ended July 31,
                                          ---------   --------------------------------------------------
HIGH YIELD PORTFOLIO                       2002**       2001       2000       1999       1998     1997
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  5.26    $  6.05    $  6.66    $  7.40    $  7.82   $  7.55
                                           -------    -------    -------    -------    -------   -------
Operations:
  Investment income - net...............       .25        .52        .56        .54        .68       .71
  Net realized and unrealized gain
    (loss) on investments...............      (.40)      (.77)      (.64)      (.72)      (.40)      .28
                                           -------    -------    -------    -------    -------   -------
Total from operations...................      (.15)      (.25)      (.08)      (.18)       .28       .99
                                           -------    -------    -------    -------    -------   -------
Distributions to shareholders:
  From investment income - net..........      (.25)      (.54)      (.53)      (.56)      (.70)     (.70)
  Excess distributions of net realized
    gains...............................        --         --         --         --         --      (.02)
                                           -------    -------    -------    -------    -------   -------
  Total distributions to shareholders...      (.25)      (.54)      (.53)      (.56)      (.70)     (.72)
                                           -------    -------    -------    -------    -------   -------
  Net asset value, end of period........   $  4.86    $  5.26    $  6.05    $  6.66    $  7.40   $  7.82
                                           -------    -------    -------    -------    -------   -------
  Total distributions to shareholders...     (2.82%)    (4.41%)    (1.29%)    (2.44%)     3.67%    13.82%
  Net assets end of period (000s
    omitted)............................   $ 2,829    $ 3,134    $ 4,224    $ 6,051    $ 8,641   $ 7,037
  Ratio of expenses to average daily net
    assets..............................      1.87%*     1.83%      1.82%      1.81%      1.82%     1.83%
  Ratio of net investment income to
    average daily net assets............      9.80%*     9.21%      8.66%      7.90%      8.81%     9.26%
  Portfolio turnover rate...............        34%       112%        67%        46%       214%      331%

  *  Annualized.
 **  For the six-month period ended January 31, 2002.
  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                     Class H
                                          --------------------------------------------------------------
                                          Unaudited                  Year Ended July 31,
                                          ---------   --------------------------------------------------
HIGH YIELD PORTFOLIO                       2002**       2001       2000       1999       1998     1997
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  5.26    $  6.06    $  6.66    $  7.40    $  7.82   $  7.55
                                           -------    -------    -------    -------    -------   -------
Operations:
  Investment income - net...............       .25        .52        .57        .54        .68       .71
  Net realized and unrealized gain
    (loss) on investments...............      (.39)      (.78)      (.64)      (.72)      (.40)      .28
                                           -------    -------    -------    -------    -------   -------
Total from operations...................      (.14)      (.26)      (.07)      (.18)       .28       .99
                                           -------    -------    -------    -------    -------   -------
Distributions to shareholders:
  From investment income - net..........      (.25)      (.54)      (.53)      (.56)      (.70)     (.70)
  Excess distributions of net realized
    gains...............................        --         --         --         --         --      (.02)
                                           -------    -------    -------    -------    -------   -------
Total distributions to shareholders.....      (.25)      (.54)      (.53)      (.56)      (.70)     (.72)
                                           -------    -------    -------    -------    -------   -------
Net asset value, end of period..........   $  4.87    $  5.26    $  6.06    $  6.66    $  7.40   $  7.82
                                           -------    -------    -------    -------    -------   -------
Total Return @..........................     (2.62%)    (4.57%)    (1.13%)    (2.44%)     3.67%    13.82%
Net assets end of period (000s
  omitted)..............................   $23,417    $27,274    $36,161    $56,420    $72,415   $63,789
Ratio of expenses to average daily net
  assets................................      1.87%*     1.83%      1.82%      1.81%      1.82%     1.83%
Ratio of net investment income to
  average daily net assets..............      9.80%*     9.21%      8.66%      7.90%      8.81%     9.23%
Portfolio turnover rate.................        34%       112%        67%        46%       214%      331%

  *  Annualized.
 **  For the sixth-month period ended January 31, 2002.
  @ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

DIRECTORS AND OFFICERS

INFORMATION ABOUT DIRECTORS

The business and affairs of the fund are managed under the direction of the fund's Board of Directors. Information pertaining to the directors of the fund is set forth below.

INDEPENDENT DIRECTORS
                                                                                   Number of
                                                                                 Portfolios in
                           Position   Term of Office                             Fund Complex           Other
                           Held With  and Length of    Principal Occupation(s)    Overseen by       Directorships
Name, Address, Age         the Fund    Time Served       During Last 5 Years       Director        Held by Director
------------------         ---------  --------------  -------------------------  -------------  ----------------------
ALLEN R. FREEDMAN (age     Director    Since 1987     Director, Fortis, Inc.;            38      Systems and Computer
60) One Chase Manhattan                               prior to July 2000,                       Technology Corporation
Plaza New York, NY                                    Chairman & CEO, Fortis,
                                                      Inc., and Managing
                                                      Director of Fortis
                                                      International, N.V.
DR. ROBERT M. GAVIN (age   Director    Since 1986     Educational consultant;            38              N/A
60) 380 Lone Pine Road                                prior to September 1,
Bloomfield, MI                                        2001, President,
                                                      Cranbrook Education
                                                      Community; prior to July
                                                      1996, President,
                                                      Macalester College, St.
                                                      Paul, MN.

JEAN L. KING (age 56) 12   Director    Since 1986     President, Communi-King,           38              N/A
Evergreen Lane St. Paul,                              a communications
MN                                                    consulting firm.

PHILLIP O. PETERSON (age   Director    Since 2000     Mutual fund industry               38              N/A
55) 11155 Kane Trail                                  consultant; Partner of
Northfield, MN                                        KPMG LLP, through June
                                                      1999.

ROBB L. PRINCE (age 59)    Director    Since 1986     Financial and employee             38     Analysts International
5108 Duggan Plaza Edina,                              benefit consultant; prior                      Corporation
MN                                                    to July 1995, Vice
                                                      President and Treasurer,
                                                      Jostens, Inc., a producer
                                                      of products and services
                                                      for youth, education,
                                                      sports award, and
                                                      recognition markets.
LEONARD J. SANTOW (age     Director    Since 1986     Principal, Griggs &                38              N/A
64) 75 Wall Street, 21st                              Santow, Inc., economic
Floor New York, NY                                    and financial
                                                      consultants.

NOEL F. SCHENKER (age 46)  Director    Since 1996     Senior Vice President,             38              N/A
1908 W. 49th Street                                   Marketing and New
Minneapolis, MN                                       Business Development,
                                                      Select Comfort
                                                      Corporation, a
                                                      manufacturer, retailer
                                                      and direct merchant of
                                                      airbeds and sleep-related
                                                      products; prior to 2000,
                                                      marketing consultant;
                                                      prior to 1996, Senior
                                                      Vice President, Marketing
                                                      and Strategic Planning,
                                                      Rollerblade, Inc., a
                                                      manufacturer of in-line
                                                      skates and related gear
                                                      and accessories.
DR. LEMMA W. SENBET (age   Director    Since 2001     The William E. Mayer               38              N/A
53) 4435 Van Munching                                 Professor of Finance and
Hall College Park, MD                                 Chair, Finance
                                                      Department, University of
                                                      Maryland, College Park,
                                                      MD; consultant,
                                                      international financial
                                                      institutions.
INTERESTED DIRECTORS

DAVID M. ZNAMIEROWSKI*     President   Since 2001     President of HIMCO and             80              N/A
(age 41) 55 Farmington        and                     Senior Vice President,
Avenue Hartford, CT        Director                   Chief Investment Officer
                                                      and Director of
                                                      Investment Strategy for
                                                      Hartford Life, Inc.
                                                      Managing Member and
                                                      Senior Vice President of
                                                      HIFSCO and HL Advisors.

  * Mr. Znamierowski is an interested director because he serves as a Managing Member and Senior Vice President of HIFSCO, the investment adviser to the fund, and is a Senior Vice President, Chief Investment Officer and Director of Investment Strategy for Hartford Life, the parent of HIMCO, the subadviser to the funds.

OFFICERS

David M. Znamierowski
  PRESIDENT
Robert W. Beltz, Jr.
  VICE PRESIDENT
Peter W. Cummins
  VICE PRESIDENT
Kevin J. Carr
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
George R. Jay
  VICE PRESIDENT
Stephen T. Joyce
  VICE PRESIDENT
David N. Levenson
  VICE PRESIDENT
Thomas M. Marra
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
John C. Walters
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT ADVISER              Hartford Investment Financial Services Company
                                P.O. BOX 1744, HARTFORD, CT 06144-1744
REGISTRAR AND TRANSFER AGENT    Hartford Administrative Services Company
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164
PRINCIPAL UNDERWRITER           Hartford Investment Financial Services Company
                                P.O. BOX 1744, HARTFORD, CT 06144-1744
CUSTODIAN                       State Street Bank and Trust Company
                                BOSTON, MASSACHUSETTS
GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA
INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

REORGANIZATION OF HIGH YIELD PORTFOLIO: At special meeting of shareholders, held on February 11, 2002, shareholders of Fortis High Yield Portfolio (the "Fund") approved a proposed Agreement and Plan of Reorganization between Hartford-Fortis Series Fund, Inc. and The Hartford Mutual Funds, Inc. (the "Plan"). Shareholders approved the Plan with 9,449,412 shares voted FOR and 292,453 shares voted AGAINST the proposal (446,038 shares abstained).

Under the terms of the Plan, and pursuant to the approval of the Fund's shareholders, the assets of the Fund were acquired by The Hartford High Yield Fund (the "Hartford Fund"), a series of The Hartford Mutual Funds, Inc., on February 15, 2002. The Hartford Fund acquired the Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by the Fund to the holders of its shares on February 15, 2002, in complete liquidation of the Fund.

CLOSURE OF FORTIS STRATEGIC INCOME FUND: Strategic Income Fund was closed to new shareholders, new accounts and additional investments by existing shareholders on October 1, 2001. Fund management is evaluating the options available with respect to this fund. In the meantime, the fund continues to be actively managed according to its investment objectives.

Underwritten and distributed through
Woodbury Financial Services, Inc.
Member NASD, SIPC
P.O Box 64284, St. Paul, MN 55164-0284

Investment manager
Hartford Investment Financial
Services Company, HIFSCO
P.O. Box 2999, Hartford, CT 06104-2999

Investment subadvisers
Hartford Investment Management
Company, HIMCO
P.O Box 2999, Hartford, CT 06104-2999

Wellington Management Company, LLP
75 State Street, Boston, MA 02109


FORTIS FUNDS
P.O. Box 64284
St. Paul, MN 55164-0284

Fortis bond funds








The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98754  2/02